     As filed with Securities and Exchange Commission on February 19, 2004

                                                    Registration Nos. 333-103193
                                                                        811-3713
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

Registration Statement Under The Securities Act Of 1933                   [ ]
         Pre-Effective Amendment No.                                      [ ]

         Post- Effective Amendment No.      2                             [X]

                           and
Registration Statement Under the Investment Company Act of 1940

                  Amendment No. 16                                        [X]

                        (Check appropriate box or boxes)
                   New England Variable Life Separate Account
                           (Exact Name of Registrant)
                       New England Life Insurance Company
                               (Name of Depositor)
                501 Boylston Street, Boston, Massachusetts 02116
              (Address of Depositor's Principal Executive Offices)
                   Depositor's Telephone Number: 617-578-2000

                    (Name and Address of Agent for Service):
                             Marie C. Swift, Esquire
                           Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                    Copy to:
                            Stephen E. Roth, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                           ---------------------------


 It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [X] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered: Interests in Flexible Premium Variable Life Insurance Policies.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                           ZENITH FLEXIBLE LIFE 2001

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 578-2000

                                 Supplement to
                          Prospectus dated May 1, 2004

     This supplement describes the special provisions that apply if you acquire the Zenith Flexible Life 2001 Policy (the "Policy") pursuant to the terms of the exchange offer (the "Exchange Offer") available to owners of scheduled premium variable life insurance policies ("scheduled premium policies") issued by New England Life Insurance Company ("NELICO"). These provisions apply only with respect to the coverage issued in exchange for the scheduled premium policy. These provisions do not apply with respect to any face amount increase you request at the time of, or subsequent to, the exchange.

The following is added to the corresponding section of the Prospectus:

PURCHASING A POLICY

     The minimum base Policy face amount for Policies issued pursuant to the Exchange Offer is $25,000.

The following is added to the corresponding section of the Prospectus:

DEDUCTIONS FROM PREMIUMS

     If you acquire the Policy pursuant to the Exchange Offer, the sales charge, state premium tax charge and federal premium tax charge described in the Prospectus will not be deducted from the cash value that is transferred into the Policy from your scheduled premium policy. These charges will only be deducted from additional premium payments you choose to make at the time of, or subsequent to, the exchange.

The following replaces the corresponding section of the Prospectus:

SURRENDER CHARGE

     If, within the Surrender Charge period applicable to your Policy, you surrender or lapse your Policy, reduce the face amount or make a partial surrender that reduces the face amount of your Policy, we will deduct a Surrender Charge from the cash value. The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is shown in your Policy.

     The Surrender Charge period applicable to your Policy is determined by the insured's issue age at the time of the exchange and the length of time you owned the scheduled premium policy. If the insured is younger than 66 at the time of the exchange, the Surrender Charge period equals ten years less the number of years you owned the scheduled premium policy. For issue ages 66 to 75, the Surrender Charge period is eight years less the number of years you owned the scheduled premium policy, and for issue ages 76 to 85 it is four years less the number of years you owned the scheduled premium policy. In computing the number of years you owned the scheduled premium policy we will give you a full year of credit for each full and each partial year of ownership. For example, if you owned the scheduled premium policy for three years and three months we will treat you as having owned it for four years. Therefore, if the insured's issue age is less than 66 at the time of the exchange, the Surrender Charge period under your Policy would be 10 years minus 4 years, or 6 years.

     DEFERRED SALES CHARGE.   We base the Deferred Sales Charge on a percentage
of the Target Premium. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. (To determine the Target Premium we use the smoker and nonsmoker aggregate classes for all standard smokers and nonsmokers. See "Monthly Charges for the Cost of Insurance" in the Prospectus.)

The table below shows the maximum Deferred Sales Charge that applies to a Policy covering an insured whose issue age is 55 or less at the time of the exchange. (For insureds whose issue age is above 55 at the time of the exchange, the Deferred Sales Charge percentages are less than or equal to those shown in the table.) During Policy years 1 through 5, the Deferred Sales Charge is equal to the applicable percentage shown in the table multiplied by one Target Premium. After the fifth Policy year, the applicable percentage declines by 1 percentage point each month until the end of the Surrender Charge period shown in the table. The percentages shown for Policy years 6 through 8 are the percentages that apply in the last month of the Policy year.

ZFL2001       POLICY YEAR OF SCHEDULED PREMIUM POLICY IN YEAR OF EXCHANGE
POLICY    -------------------------------------------------------------------
 YEAR      1      2      3      4      5      6      7      8      9     10+
-------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
   1      N/A    55%    55%    55%    55%    46%    37%    28%    18%    N/A
   2      N/A    72%    72%    72%    72%    60%    48%    36%    N/A
   3      N/A    72%    72%    72%    72%    60%    48%    N/A
   4      N/A    72%    72%    72%    72%    60%    N/A
   5      N/A    72%    72%    72%    72%    N/A
   6*     N/A    60%    60%    60%    N/A
   7*     N/A    48%    48%    N/A
   8*     N/A    36%    N/A
   9+     N/A    N/A

---------------

* Percentages shown apply in the last month of the Policy year

     In the case of a partial surrender or reduction in face amount, we deduct any Deferred Sales Charge from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender" in the Prospectus.) The charge reduces the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

     DEFERRED ADMINISTRATIVE CHARGE.   The Deferred Administrative Charge is a
charge per $1,000 of base Policy face amount that we deduct in the event of a Policy surrender, lapse or face amount reduction during the applicable Surrender Charge period.

     The table below shows the maximum Deferred Administrative Charge that applies to a Policy covering an insured whose issue age is 65 or less at the time of the exchange. (For insureds whose issue age is above 65 at the time of the exchange, the Deferred Administrative Charge is less than or equal to the amounts shown in the table.) During the first Policy year, the Deferred Administrative Charge is equal to the amount shown in the table per $1,000 of base Policy face amount. Starting in the second Policy year, the maximum Deferred Administrative Charge declines on a monthly basis until the end of the Surrender Charge period. The amounts shown in the table below for Policy years 2 through 8 are the amounts that apply in the last month of the Policy year.

ZFL2001       POLICY YEAR OF SCHEDULED PREMIUM POLICY IN THE YEAR OF THE EXCHANGE
POLICY    ---------------------------------------------------------------------------
 YEAR       1       2       3       4       5       6       7       8       9     10+
-------   -----   -----   -----   -----   -----   -----   -----   -----   -----   ---
   1        N/A   $2.25   $2.00   $1.75   $1.50   $1.25   $1.00   $0.75   $0.50   N/A
   2*       N/A   $2.03   $1.80   $1.58   $1.35   $1.13   $0.90   $0.68     N/A
   3*       N/A   $1.80   $1.60   $1.40   $1.20   $1.00   $0.80     N/A
   4*       N/A   $1.58   $1.40   $1.23   $1.05   $0.88     N/A
   5*       N/A   $1.35   $1.20   $1.05   $0.90     N/A
   6*       N/A   $1.13   $1.00   $0.88     N/A
   7*       N/A   $0.90   $0.80     N/A
   8*       N/A   $0.68     N/A
   9+       N/A     N/A

---------------

* Amounts shown apply in the last month of the Policy year

The following is added to the corresponding section of the Prospectus:

RIGHT TO RETURN THE POLICY

     If you cancel a Policy acquired pursuant to the Exchange Offer, we will reinstate the scheduled premium policy that you exchanged for the Policy. We will only refund to you any additional premiums you choose to pay at the time of the exchange (or any other amount that is required by state insurance law).

The following is added to the corresponding section of the Prospectus:

ADDITIONAL BENEFITS BY RIDER

     The Exchange to Term Endorsement is not available under Policies issued pursuant to the Exchange Offer.

                           ZENITH FLEXIBLE LIFE 2001

                          Flexible Premium Adjustable
                        Variable Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

    This prospectus offers individual flexible premium adjustable variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

    You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

METROPOLITAN SERIES FUND, INC.

Alger Equity Growth Portfolio
Balanced Portfolio
Davis Venture Value Portfolio
FI Mid Cap Opportunities Portfolio
FI Structured Equity Portfolio
Franklin Templeton Small Cap Growth Portfolio
Harris Oakmark Focused Value Portfolio
Harris Oakmark Large Cap Value Portfolio
Janus Mid Cap Portfolio
Lehman Brothers(R) Aggregate Bond Index Portfolio
Loomis Sayles Small Cap Portfolio
Met/Putnam Voyager Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS Investors Trust Portfolio
MFS Research Managers Portfolio
MFS Total Return Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Neuberger Berman Partners Mid Cap Value Portfolio
Putnam International Stock Portfolio
Russell 2000(R) Index Portfolio
State Street Research Aurora Portfolio
State Street Research Bond Income Portfolio
State Street Research Investment Trust Portfolio
State Street Research Large Cap Value Portfolio
State Street Research Money Market Portfolio
Zenith Equity Portfolio

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio
Janus Aggressive Growth Portfolio
Met/AIM Mid Cap Core Equity Portfolio
Met/AIM Small Cap Growth Portfolio
PIMCO Innovation Portfolio
PIMCO Total Return Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS

VIP Asset Manager Portfolio
VIP Equity-Income Portfolio
VIP High Income Portfolio
VIP Overseas Portfolio

AMERICAN FUNDS INSURANCE SERIES

American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

    You receive State Street Research Money Market Sub-Account performance until the later of 45 days after the date Part 1 of the application is signed or 10 days after we mail the Notice of Withdrawal Right. Thereafter, we invest the Policy's cash value according to your instructions.

    You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

    WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

    THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.


                                  MAY 1, 2004

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
SUMMARY OF BENEFITS AND RISKS...............................    A-4
     Benefits of the Policy.................................    A-4
     Risks of the Policy....................................    A-5
     Risks of the Eligible Funds............................    A-6
FEE TABLES..................................................    A-7
     Transaction Fees.......................................    A-7
     Periodic Charges Other Than Eligible Fund Operating
      Expenses..............................................    A-8
     Annual Eligible Fund Operating Expenses................   A-10
HOW THE POLICY WORKS........................................   A-13
THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS....   A-14
     The Company............................................   A-14
     The Variable Account...................................   A-14
     The Eligible Funds.....................................   A-14
     Share Classes of the Eligible Funds....................   A-17
     Voting Rights..........................................   A-17
     Rights Reserved by NELICO..............................   A-18
THE POLICIES................................................   A-18
     Purchasing a Policy....................................   A-18
     Replacing Existing Insurance...........................   A-18
     Policy Owner and Beneficiary...........................   A-19
     24 Month Right.........................................   A-19
     Other Exchange Rights..................................   A-20
     Substitution of Insured Person.........................   A-20
     Group or Sponsored Arrangements........................   A-20
PREMIUMS....................................................   A-20
     Flexible Premiums......................................   A-20
     Amount Provided for Investment under the Policy........   A-21
     Right to Return the Policy.............................   A-22
     Allocation of Net Premiums.............................   A-22
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S
  DESIGNATED OFFICE.........................................   A-23
     Payment of Proceeds....................................   A-23
CASH VALUE..................................................   A-23
     Net Investment Experience..............................   A-24
DEATH BENEFITS..............................................   A-24
     Death Proceeds Payable.................................   A-25
     Change in Death Benefit Option.........................   A-25
     Extending the Maturity Date............................   A-25
     Increase in Face Amount................................   A-26
     Reduction in Face Amount...............................   A-26
SURRENDERS AND PARTIAL SURRENDERS...........................   A-27
     Surrender..............................................   A-27
     Partial Surrender......................................   A-27

                                                              PAGE
                                                              -----
TRANSFERS...................................................   A-28
     Transfer Option........................................   A-28
     Dollar Cost Averaging/Asset Rebalancing................   A-28
LOANS.......................................................   A-29
LAPSE AND REINSTATEMENT.....................................   A-30
     Lapse..................................................   A-30
     Reinstatement..........................................   A-30
ADDITIONAL BENEFITS BY RIDER................................   A-31
THE FIXED ACCOUNT...........................................   A-32
     General Description....................................   A-32
     Values and Benefits....................................   A-32
     Policy Transactions....................................   A-32
CHARGES.....................................................   A-33
     Deductions from Premiums...............................   A-34
     Surrender Charge.......................................   A-34
     Transfer Charge........................................   A-36
     Deductions from Cash Value.............................   A-36
     Loan Interest Spread...................................   A-38
     Face Amount Increase Charge............................   A-38
     Charges Against the Eligible Funds and the Sub-Accounts
      of the Variable Account...............................   A-39
TAX CONSIDERATIONS..........................................   A-39
     Introduction...........................................   A-39
     Tax Status of the Policy...............................   A-39
     Tax Treatment of Policy Benefits.......................   A-40
     NELICO's Income Taxes..................................   A-42
DISTRIBUTION OF THE POLICIES................................   A-43
LEGAL PROCEEDINGS...........................................   A-43
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................   A-43
EXPERTS.....................................................   A-44
FINANCIAL STATEMENTS........................................   A-44
GLOSSARY....................................................   A-45
APPENDIX A: TAX LAW AND THE DEATH BENEFIT...................   A-46
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND
  NET CASH VALUES...........................................   A-47

                         SUMMARY OF BENEFITS AND RISKS

     This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

     DEATH PROCEEDS. The Policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death, plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

     CHOICE OF DEATH BENEFIT OPTION. You may choose between two death benefit options:

     --  a level death benefit that equals the Policy's face amount, and

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value.

     The death benefit under either option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option. A change in death benefit option may have tax consequences.

     PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You can change your payment schedule at any time, you can skip premium payments, or make additional payments. We can limit or prohibit payments in some situations, including cases where the insured is in a substandard risk class.

     RIGHT TO RETURN THE POLICY. You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within the first ten days (more in some states) following your receipt of the Policy, or within ten days after we mail the Notice of Withdrawal Right, whichever is latest. Upon cancellation of the Policy, we will refund any premiums paid, or any other amount that is required by state insurance law.

     INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of forty-one investment Sub-Accounts in the Variable Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. You may change your allocation of future net premiums at any time.

     PARTIAL SURRENDERS. You may withdraw up to 75% of your Policy's net cash value through partial surrenders. Net cash value equals the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding Policy loan and accrued loan interest. We reserve the right to limit partial surrenders in any year to 20% of the Policy's net cash value on the date of the first partial surrender in that year, or if less, the Policy's available loan value. Partial surrenders may have tax consequences.

     TRANSFERS OF CASH VALUE. You may transfer your Policy's cash value among the Sub-Accounts or between the Sub-Accounts and the Fixed Account, although special limits apply to transfers from the Fixed Account. We reserve the right to limit transfers to four per Policy year (12 per year in New York) and to impose a processing charge of $25 for transfers in excess of 12 per Policy year. We may offer the following automated transfer privileges:

     -- DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from any one Sub-Account to one or more other Sub-Accounts and/or the Fixed Account on a periodic basis.

     -- ASSET REBALANCING. Under the asset rebalancing program, we automatically reallocate your Policy's cash value among the Sub-Accounts periodically to return the allocation to the percentages you specify.

     LOANS. You may borrow from the cash value of your Policy, in an amount equal to the Policy's "loan value." The loan value generally equals 90% (or more if required by state law) of the cash value of the Policy projected to the next Policy anniversary, less the Surrender Charge, less loan interest to the next interest due date. We charge you a maximum annual interest rate of 5.5% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in our general account as security for the loan. Loans may have tax consequences.

     SURRENDERS. You may surrender the Policy for its net cash value at any time while the insured is living. Net cash value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

     TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the cash value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial surrenders should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should be free of Federal income tax.

     CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy, or a portion of it, to fixed benefit coverage by electing to transfer all or part of your cash value, and to allocate all or a portion of future premiums, to the Fixed Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to exchange the Policy for a fixed benefit life insurance policy.

     SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide additional insurance benefits under the Policy, such as the Level Term Insurance Rider, which provides an additional death benefit payable on the death of the insured. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

     PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

     INVESTMENT RISK. If you invest your Policy's cash value in one or more Sub-Accounts, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

     SURRENDER AND PARTIAL SURRENDER RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy within the first 11 Policy years, you will generally be subject to a Surrender Charge as well as to income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial surrender from the Policy within the first 11 Policy years and the partial surrender reduces the face amount of the Policy. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because Surrender Charges determine net cash value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

     RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the Sub-Accounts is poor. If your net cash value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your net cash value, however, your Policy generally will not lapse during the first five Policy years, if you pay certain required premium amounts. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

     RISK OF TERMINATION AT MATURITY. Unless the extended maturity option is part of your Policy, if the insured is alive and the Policy is in force on the Maturity Date, the Policy will terminate and we will pay to you the Policy's net cash value.

     TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is some risk that the Policy will not be treated as a life insurance contract under Federal tax law, particularly if you pay the full amount of premiums permitted under the Policy. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

     Even if your Policy is treated as a life insurance contract for Federal tax purposes, your Policy may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change, or due to a reduction in your death benefit. If your Policy becomes a MEC, surrenders, partial surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

     If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

     LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Sub-Accounts and/or the Fixed Account as collateral, and hold it in our general account. This loan collateral does not participate in the investment experience of the Sub-Accounts or receive any higher current interest rate that may be credited to the Fixed Account.

     We also reduce the amount we pay on the death of the insured by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the net cash value to zero.

     If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial surrenders you have made exceed the premiums you have paid. Since loans and partial surrenders reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

     LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Transfers from the Fixed Account are only allowed once per Policy year and may only be requested within 30 days after the Policy Anniversary. Except with our consent, the maximum amount you may transfer from the Fixed Account in any Policy year is the greater of 25% of the cash value in the Fixed Account on the transfer date and the amount of cash value transferred from the Fixed Account in the preceding Policy year.

     TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE ELIGIBLE FUNDS

     A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the prospectuses for the Eligible Funds. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

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        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Sales Charge Imposed   On payment of premium    4% of premiums paid(1)   4% of premiums paid(1)
 on Premiums
---------------------------------------------------------------------------------------------------
 Premium Tax Imposed    On payment of premium    2.5% of premiums paid    2.5% of premiums paid
 on Premiums
---------------------------------------------------------------------------------------------------
 Federal Tax Imposed    On payment of premium    1% of premiums paid      1% of premiums paid
 on Premiums
---------------------------------------------------------------------------------------------------
 Surrender Charge(2)
     Deferred Sales     On surrender, lapse or   In Policy years 2-5,     In Policy years 2-5, 72%
     Charge             face amount reduction    72% of premiums paid up  of premiums paid up to
                        in the first 11 Policy   to the Target Premium    the Target Premium (less
                        years                    (less in other Policy    in other Policy
                                                 years--see footnote)(3)  years--see footnote)(3)
     Deferred           On surrender, lapse or   $2.50 per $1,000 of      $2.50 per $1,000 of base
     Administrative     face amount reduction    base Policy face amount  Policy face amount (less
     Charge             in the first 11 Policy   (less in other Policy    in other Policy years)(4)
                        years                    years)(4)
---------------------------------------------------------------------------------------------------
 Transfer Charge        On transfer of cash      Not currently charged    $25 for each transfer in
                        value between                                     excess of 12 per Policy
                        Sub-Accounts and to the                           year
                        Fixed Account
---------------------------------------------------------------------------------------------------

------------
(1) The sales charge is 3% for (1) Policies used in a business situation or in a tax-qualified pension plan where either (a) the average face amount is at least $500,000, or (b) the Policies are issued on at least 25 lives and the average face amount is at least $250,000; or (2) all other Policies with a face amount of at least $500,000. For these purposes, face amount includes the face amount of any Level Term Insurance Rider.

(2) The Surrender Charge is comprised of a Deferred Sales Charge and a Deferred Administrative Charge. The Surrender Charge period is nine years for insureds whose issue age is 66 to 75 and five years for insureds whose issue age is 76 to 85. A pro rata portion of the Surrender Charge applies to a requested face amount reduction, as well as to a face amount reduction resulting from a partial surrender.

(3) The Target Premium varies based on issue age, sex, underwriting class and face amount. The Deferred Sales Charge in Policy year 1 is 55% of premiums paid up to the Target Premium. In Policy years 6-11 the charge is a declining percentage of the Target Premium that reaches 0% in the last month of Policy year 11. The Deferred Sales Charge for insureds whose issue age is above 55 is less than or equal to the amounts described.

(4) After the first Policy year, the Deferred Administrative Charge declines ratably on a monthly basis over the next ten Policy years until it reaches $0 in the last month of Policy year 11.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Cost of Insurance(1)
  Minimum and Maximum   Monthly                  $.01 to $500.00 per      $.06 to $500.00 per
  Charge                                         $1,000 of net amount at  $1,000 of net amount at
                                                 risk(2)                  risk(2)
  Charge in the first   Monthly                  $.19 per $1,000 of net   $.19 per $1,000 of net
  Policy year for a                              amount at risk           amount at risk
  male insured, age
  40, in the preferred
  nonsmoker
  underwriting class
  with a base Policy
  face amount of
  $300,000
---------------------------------------------------------------------------------------------------
 Policy Fee             Monthly                  $15 in Policy year 1     $15 in Policy year 1
                                                 $5 in Policy years 2+    $7 in Policy years 2+
                                                 ($6 for Policies owned
                                                 by tax-qualified
                                                 pension plans)
---------------------------------------------------------------------------------------------------
 Mortality and Expense  Daily                    .25% in all Policy       .50% in all Policy years
 Risk Charge (annual                             years(3)
 rate imposed on the
 Variable Account
 assets)
---------------------------------------------------------------------------------------------------
 Administrative Charge  Monthly                  $.08 per $1,000 of base  $.08 per $1,000 of base
                                                 Policy face amount in    Policy face amount in
                                                 Policy year 1            Policy year 1
                                                 $.02 per $1,000 of base  $.04 per $1,000 of base
                                                 Policy face amount in    Policy face amount in
                                                 Policy years 2+ ($.03    Policy years 2+
                                                 per $1,000 of base
                                                 Policy face amount for
                                                 Policies owned by
                                                 tax-qualified pension
                                                 plans)(4)
---------------------------------------------------------------------------------------------------
 Loan Interest          Annually (or on loan     1.5% of loan collateral  1.5% of loan collateral
 Spread(5)              termination, if
                        earlier)
---------------------------------------------------------------------------------------------------

------------
(1) The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.

(3) The current Mortality and Expense Risk Charge is .20% per year for (1) Policies used in a business situation or in a tax-qualified pension plan where either (a) the average face amount is at least $500,000, or (b) the Policies are issued on at least 25 lives and the average face amount is at least $250,000; or (2) all other Policies with a face amount of at least $500,000. For these purposes, face amount includes the face amount of any Level Term Insurance Rider.

(4) After the first Policy year, the current Administrative Charge will not exceed $40 per month ($60 per month for Policies owned by tax-qualified pension plans).

(5) We charge interest on Policy loans at an effective rate of 5.5% per year. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 4% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is 1.5% in Policy years 1-15, .25% in Policy years 16-25 and .10% thereafter.

 Charges for Optional Features (Riders):

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Level Term Insurance
 Rider
  Minimum and Maximum   Monthly                  $.01 to $500.00 per      $.06 to $500.00 per
  Charge                                         $1,000 of net amount at  $1,000 of net amount at
                                                 risk                     risk
  Charge in the first
  Policy year for a     Monthly                  $.07 per $1,000 of net   $.19 per $1,000 of net
  male insured, age                              amount at risk           amount at risk
  40, in the nonsmoker
  preferred
  underwriting class
  with a rider face
  amount of $250,000
---------------------------------------------------------------------------------------------------
 Temporary Term
 Insurance Rider
  Minimum and Maximum   Monthly                  $.03 to $9.00 per        $.03 to $9.00 per $1,000
  Charge                                         $1,000 of rider face     of rider face amount
                                                 amount
  Charge for a male     Monthly                  $.09 per $1,000 of       $.09 per $1,000 of rider
  insured, age 40, in                            rider face amount        face amount
  the nonsmoker
  preferred
  underwriting class
  with a rider face
  amount of $300,000
---------------------------------------------------------------------------------------------------
 Children's Life        Monthly                  $.50 per $1,000 of       $.50 per $1,000 of rider
 Insurance Rider                                 rider face amount        face amount
---------------------------------------------------------------------------------------------------
 Waiver of Monthly
 Deduction Rider
  Minimum and Maximum   Monthly                  $.86 to $67.77 per $100  $.86 to $67.77 per $100
  Charge                                         of Monthly Deduction     of Monthly Deduction
  Charge in the first   Monthly                  $1.86 per $100 of        $1.86 per $100 of Monthly
  Policy year for a                              Monthly Deduction        Deduction
  male insured, age
  35, in the preferred
  nonsmoker
  underwriting class
---------------------------------------------------------------------------------------------------

ANNUAL ELIGIBLE FUND OPERATING EXPENSES


     The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2003, before and after any contractual fee waivers and expense reimbursements. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                            MINIMUM   MAXIMUM
                                                            -------   -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets,
  including management fees, distribution (12b-1) fees and
  other expenses).........................................       %         %
Net Total Annual Eligible Fund Operating Expenses
  (net of any contractual fee waivers and expense
  reimbursements)*........................................       %         %


---------------


* The range of Net Total Annual Eligible Fund Operating Expenses takes into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses until April 30, 2005, as described in more detail below.



     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2003, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                           GROSS                           NET
                                                                           TOTAL        FEE WAIVERS       TOTAL
                                   MANAGEMENT    OTHER       12B-1         ANNUAL       AND EXPENSE      ANNUAL
                                      FEES      EXPENSES      FEES        EXPENSES     REIMBURSEMENTS   EXPENSES
                                   ----------   --------   ----------   ------------   --------------   ---------
METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
Alger Equity Growth Portfolio....
Balanced Portfolio...............
Davis Venture Value Portfolio....
FI Mid Cap Opportunities
  Portfolio......................
FI Structured Equity Portfolio...
Franklin Templeton Small Cap
  Growth Portfolio...............
Harris Oakmark Focused Value
  Portfolio......................
Harris Oakmark Large Cap Value
  Portfolio......................
Janus Mid Cap Portfolio..........
Lehman Brothers Aggregate Bond
  Index Portfolio................
Loomis Sayles Small Cap
  Portfolio......................
Met/Putnam Voyager Portfolio.....
MetLife Mid Cap Stock Index
  Portfolio......................
MetLife Stock Index Portfolio....
MFS Investors Trust Portfolio....
MFS Research Managers
  Portfolio......................
MFS Total Return Portfolio.......
Morgan Stanley EAFE Index
  Portfolio......................
Neuberger Berman Partners Mid Cap
  Value Portfolio................
Putnam International Stock
  Portfolio......................
Russell 2000 Index Portfolio.....
State Street Research Aurora
  Portfolio......................

                                                                           GROSS                           NET
                                                                           TOTAL        FEE WAIVERS       TOTAL
                                   MANAGEMENT    OTHER       12B-1         ANNUAL       AND EXPENSE      ANNUAL
                                      FEES      EXPENSES      FEES        EXPENSES     REIMBURSEMENTS   EXPENSES
                                   ----------   --------   ----------   ------------   --------------   ---------
State Street Research Bond Income
  Portfolio......................
State Street Research Investment
  Trust Portfolio................
State Street Research Large Cap
  Value Portfolio................
State Street Research Money
  Market Portfolio...............
Zenith Equity Portfolio..........
MET INVESTORS SERIES TRUST
  (CLASS A SHARES)
Harris Oakmark International
  Portfolio......................
Janus Aggressive Growth
  Portfolio......................
Met/AIM Mid Cap Core Equity
  Portfolio......................
Met/AIM Small Cap Growth
  Portfolio......................
PIMCO Innovation Portfolio.......
PIMCO Total Return Portfolio.....
T. Rowe Price Mid-Cap Growth
  Portfolio......................
FIDELITY VARIABLE INSURANCE
  PRODUCTS
  (INITIAL CLASS SHARES)
VIP Asset Manager Portfolio......
VIP Equity-Income Portfolio......
VIP High Income Portfolio........
VIP Overseas Portfolio...........
AMERICAN FUNDS INSURANCE SERIES
  (CLASS 2 SHARES)
American Funds Global Small
  Capitalization Fund............
American Funds Growth Fund.......
American Funds Growth-Income
  Fund...........................


---------------

(1) Net Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Annual Expenses would have been: .83% for the Balanced Portfolio; .78% for the Davis Venture Value Portfolio; .71% for the FI Structured Equity Portfolio; .82% for the Harris Oakmark Large Cap Value Portfolio; .98% for the MFS Investors Trust Portfolio; .93% for the MFS Research Managers Portfolio; .77% for the Neuberger Berman Partners Mid Cap Value Portfolio; .52% for the State Street Research Investment Trust Portfolio; and .68% for the Zenith Equity Portfolio.

(2) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. ("Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Met Series Fund, so that Net Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2004, the percentages shown in the table. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the FI Mid Cap Opportunities Portfolio, the Franklin Templeton Small Cap Growth Portfolio, the MFS Investors Trust Portfolio, the MFS Research Managers Portfolio and the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of these Portfolios are less than these expense limits. Net Total Annual Expenses for these five Portfolios have been restated to reflect the terms of the Expense Agreement.

(3) The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Metropolitan Series Fund, Inc.: the FI Structured Equity Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio (together, the "Underlying Portfolios"). The Zenith Equity Portfolio does not have a management fee, but has its own operating expenses, and will also bear indirectly the management fees and other expenses of the Underlying Portfolios. Investing in a fund of funds involves some duplication of expenses, and may be more expensive than investing in a Portfolio that is not a fund of funds. MetLife Advisers maintains the equal division of assets among the Underlying Portfolios by rebalancing the Zenith Equity Portfolio's assets each fiscal quarter, however, expenses will fluctuate slightly during the course of each quarter. The Management Fee shown represents the Portfolio's combined pro rata share of the management fees of each of the Underlying Portfolios (annualized, in the case of the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio, from the May 1, 2002 start date for these Portfolios). The Other Expenses shown consist of .02% attributable to the Zenith Equity Portfolio's other expenses (annualized from the Portfolio's May 1, 2002 start date) and .05% attributable to the Portfolio's pro rata share of the other expenses of the Underlying Portfolios (annualized, in the case of the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio, from the May 1, 2002 start date for these Portfolios).

(4) Net Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Annual Expenses would have been: 1.18% for the Harris Oakmark International Portfolio; .82% for the Janus Aggressive Growth Portfolio; .91% for the Met/AIM Mid Cap Core Equity Portfolio; 1.03% for the Met/AIM Small Cap Growth Portfolio; 1.04% for the PIMCO Innovation Portfolio; and .88% for the
    T. Rowe Price Mid-Cap Growth Portfolio.

(5) Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and the Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2004, the percentages shown in the table. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Net Total Annual Expenses for the Harris Oakmark International Portfolio, the Janus Aggressive Growth Portfolio, the Met/AIM Mid Cap Core Equity Portfolio and the T. Rowe Price Mid-Cap Growth Portfolio have been restated to reflect the terms of the Expense Limitation Agreement.

     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. Fidelity Variable Insurance Products and the American Funds Insurance Series are not affiliated with NELICO.

     An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to the Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from the Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. Our affiliate, New England Securities Corporation, may also receive brokerage commissions on securities transactions initiated by an investment adviser.

     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS

                         [FLOW CHART]
PREMIUM PAYMENTS

* Flexible

* Planned premium options
-Minimum premium (in first five Policy years)

CHARGES FROM PREMIUM PAYMENTS

* Sales Load: 4% (3% for certain larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans).

* State Premium Tax Charge: 2.5%

* Charge for Federal Taxes: 1%

LOANS

* After the free look period, you may borrow a portion of your cash value

* Loan interest charge is 5.5%. We transfer loaned funds out of the Eligible Funds into the General Account where we credit them with not less than 4.0% interest. (Currently we intend to credit 5.25% interest for Policy years 16 through 25, and 5.40% thereafter.)

RETIREMENT BENEFITS

* Fixed settlement options are available for policy proceeds

CASH VALUES

* Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (after an initial period in the State Street Research Money Market Sub-Account)

* The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

* We do not guarantee the cash value invested in the Eligible Funds

* Any earnings you accumulate are generally free of any current income taxes

* You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the Fixed Account) after the free look period. Currently we do not limit the number of sub-account transfers you can make in a Policy year.

* We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account

* You may allocate your cash value among a maximum of ten accounts at any time

DEATH BENEFIT

* Level or Variable Death Benefit Options

* Guaranteed not to be less than face amount (less any loan balance) during first five Policy years if the five-year Minimum Premium guarantee is in effect.

* Income tax free to named beneficiary

DAILY DEDUCTIONS FROM ASSETS OF VARIABLE ACCOUNT

* Mortality and expense risk charges of .25% (guaranteed not to exceed .50%) on an annual basis are deducted from the cash value. For larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans, charge is currently .20% rather than .25%

* Investment advisory fees and other expenses are deducted from the Eligible Fund values

BEGINNING OF MONTH CHARGES

* We deduct the cost of insurance protection (reflecting any substandard risk or automatic issue rating) from the cash value each month

* Any Rider Charges

* Policy Fee: $15.00 (not to exceed $15.00) per month (first year) and $5.00 (not to exceed $7.00) per month thereafter. For Policies sold to tax-qualified pension plans charge is currently $6.00 per month after first year.

* Administrative Charge: $.08 (guaranteed not to exceed $.08) per $1000 face amount monthly (first year) and $.02 (guaranteed not to exceed $.04) per $1000 face amount monthly (after first year). For Policies sold to tax-qualified pension plans charge is currently $.03 per $1,000 after first year.

SURRENDER CHARGES

* Deferred Sales Charge and Deferred Administrative Charge

LIVING BENEFITS

* If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits

* You may surrender the Policy at any time for its cash surrender value

* Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender

* Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

* Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

                       THE COMPANY, THE VARIABLE ACCOUNT
                             AND THE ELIGIBLE FUNDS

THE COMPANY

     New England Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at One Madison Avenue, New York, New York 10010. NELICO is licensed to sell life insurance in all states and the District of Columbia. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116. We are obligated to pay all benefits under the Policies.

THE VARIABLE ACCOUNT

     The New England Variable Life Separate Account is the funding vehicle for the Policies and other NELICO variable life insurance policies. Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Variable Account.

THE ELIGIBLE FUNDS

     Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund, the Variable Insurance Products Fund II and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

METROPOLITAN SERIES FUND, INC.                 ADVISER: METLIFE ADVISERS, LLC(1)

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Alger Equity Growth     Fred Alger Management,   Long-term capital appreciation.
Portfolio(2)            Inc.

Balanced Portfolio(2)   Wellington Management    Long-term total return from a combination of
                        Company, LLP             capital appreciation and current income.

Davis Venture Value     Davis Selected           Growth of capital.
Portfolio(2)            Advisers, L.P.(3)

FI Mid Cap              Fidelity Management &    Long-term growth of capital.
Opportunities           Research Company
Portfolio(2)

FI Structured Equity    Fidelity Management &    Long-term growth of capital.
Portfolio(2)            Research Company

Franklin Templeton      Franklin Advisers,       Long-term growth of capital.
Small Cap Growth        Inc.
Portfolio

Harris Oakmark Focused  Harris Associates L.P.   Long-term capital appreciation.
Value Portfolio(2)

Harris Oakmark Large    Harris Associates L.P.   Long-term capital appreciation.
Cap Value Portfolio

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Janus Mid Cap           Janus Capital            Long-term growth of capital.
Portfolio               Management LLC

Lehman Brothers         Metropolitan Life        To equal the performance of the Lehman
Aggregate Bond Index    Insurance Company        Brothers Aggregate Bond Index.
Portfolio

Loomis Sayles Small     Loomis, Sayles &         Long-term capital growth from investments in
Cap Portfolio(2)        Company, L.P.            common stocks or other equity securities.

Met/Putnam Voyager      Putnam Investment        Capital appreciation.
Portfolio (formerly,    Management, LLC
Putnam Large Cap
Growth Portfolio)

MetLife Mid Cap Stock   Metropolitan Life        To equal the performance of the Standard &
Index Portfolio         Insurance Company        Poor's Mid Cap 400 Composite Stock Price
                                                 Index ("S&P MidCap 400 Index").

MetLife Stock Index     Metropolitan Life        To equal the performance of the Standard &
Portfolio               Insurance Company        Poor's 500 Composite Stock Price Index ("S&P
                                                 500 Index").

MFS Investors Trust     Massachusetts            Long-term growth of capital with a secondary
Portfolio(2)            Financial Services       objective to seek reasonable current income.
                        Company

MFS Research Managers   Massachusetts            Long-term growth of capital.
Portfolio(2)            Financial Services
                        Company

MFS Total Return        Massachusetts            Favorable total return through investment in
Portfolio(2)            Financial Services       a diversified portfolio.
                        Company

Morgan Stanley EAFE     Metropolitan Life        To equal the performance of the MSCI EAFE
Index Portfolio         Insurance Company        Index.

Neuberger Berman        Neuberger Berman         Capital growth.
Partners Mid Cap Value  Management Inc.
Portfolio

Putnam International    Putnam Investment        Long-term growth of capital.
Stock Portfolio         Management, LLC

Russell 2000 Index      Metropolitan Life        To equal the return of the Russell 2000
Portfolio               Insurance Company        Index.

State Street Research   State Street Research    High total return, consisting principally of
Aurora Portfolio        & Management Company     capital appreciation.

State Street Research   State Street Research    A competitive total return primarily from
Bond Income             & Management Company     investing in fixed-income securities.
Portfolio(2)

State Street Research   State Street Research    Long-term growth of capital and income.
Investment Trust        & Management Company
Portfolio

State Street Research   State Street Research    Long-term growth of capital.
Large Cap Value         & Management Company
Portfolio

State Street Research   State Street Research    A high level of current income consistent
Money Market            & Management Company     with preservation of capital.
Portfolio(2,4)

Zenith Equity           N/A                      Long-term capital appreciation.
Portfolio(2,5)

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Harris Oakmark          Harris Associates        Long-term growth of capital.
International           L.P.(6)
Portfolio (formerly,
State Street Research
Concentrated
International
Portfolio)
Janus Aggressive        Janus Capital            Long-term growth of capital.
Growth Portfolio        Management LLC
Met/AIM Mid Cap Core    AIM Capital              Long-term growth of capital.
Equity Portfolio        Management, Inc.
Met/AIM Small Cap       AIM Capital              Long-term growth of capital.
Growth Portfolio        Management, Inc.
PIMCO Innovation        PIMCO Equity Advisors    Capital appreciation; no consideration is
Portfolio                                        given to income.
PIMCO Total Return      Pacific Investment       Maximum total return, consistent with the
Portfolio               Management Company LLC   preservation of capital and prudent
                                                 investment management.
T. Rowe Price Mid-Cap   T. Rowe Price            To provide long-term growth of capital.
Growth Portfolio        Associates, Inc.(7)
(formerly, MFS Mid Cap
Growth Portfolio)

       FIDELITY VARIABLE INSURANCE PRODUCTS       ADVISER: FIDELITY MANAGEMENT &
                                                                RESEARCH COMPANY

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
VIP Asset Manager       FMR Co., Inc.            To obtain high total return with reduced
Portfolio                                        risk over the long term by allocating its
                                                 assets among stocks, bonds and short-term
                                                 instruments.
VIP Equity-Income       FMR Co., Inc.            Reasonable income. The fund will also
Portfolio                                        consider the potential for capital
                                                 appreciation. The fund's goal is to achieve
                                                 a yield which exceeds the composite yield on
                                                 the securities comprising the Standard and
                                                 Poor's 500(SM) Index (S&P 500(R)).
VIP High Income         FMR Co., Inc.            A high level of current income, while also
Portfolio                                        considering growth of capital.
VIP Overseas Portfolio  FMR Co., Inc.            Long-term growth of capital.

             AMERICAN FUNDS INSURANCE SERIES       ADVISER: CAPITAL RESEARCH AND
                                                              MANAGEMENT COMPANY

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
American Funds Global   N/A                      Capital appreciation through stocks.
Small Capitalization
Fund
American Funds Growth   N/A                      Capital appreciation through stocks.
Fund
American Funds Growth-  N/A                      Capital appreciation and income.
Income Fund

---------------
(1) Prior to May 1, 2001, Metropolitan Life Insurance Company was the adviser to the Metropolitan Series Fund, Inc.
(2) Prior to May 1, 2003, this Portfolio was a Series of the New England Zenith Fund. On that date, all Series of the New England Zenith Fund became newly organized Portfolios of the Metropolitan Series Fund, Inc. The reorganizations had no effect on the investment objectives, policies or advisory fees of any Series, nor was there any change in investment adviser or subadviser for any Series.
(3) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.
(4) An investment in the State Street Research Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the Money Market Portfolio may become extremely low and possibly negative.
(5) The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Metropolitan Series Fund, Inc.: the FI Structured Equity Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.
(6) Prior to January 1, 2003, State Street Research & Management Company was the sub-adviser to this Portfolio.
(7) Prior to January 1, 2003, Massachusetts Financial Services Company was the sub-adviser to this Portfolio.

FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

VOTING RIGHTS

     We own the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Sub-Account for all policies for which we have received voting instructions.

     We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY NELICO

     We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions if the securities laws change. We also reserve the right, in our discretion: (1) to add Sub-Accounts; (2) to combine Sub-Accounts; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Sub-Account to allocations of premium payments or cash value, or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner at any time in our sole discretion; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Variable Account under the Investment Company Act of 1940; (7) to combine it with other Variable Accounts; and (8) to transfer assets supporting the Policies from one Sub-Account to another or from the Variable Account to other Variable Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office.

     The Policies are available for insureds from the age of one to 80 on an underwritten basis and from the age of 20 to 70 on an automatic issue basis. (We issue automatic issue Policies based on very limited underwriting information. Automatic issue Policies are not available in New Jersey.) We may consent to issue the Policies on insureds below the age of one and up to age 85. All persons must meet our underwriting and other requirements. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. The minimum base Policy face amount available is $25,000 for pension plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"). For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.

     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your sub-account performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. To obtain more information about these other policies or riders, contact our Home Office or your registered representative.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations".)

24 MONTH RIGHT

     GENERAL RIGHT. Generally, during the first 24 months after the Policy's issue date, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us. Increase Policies have the same 24 Month Right.

     You may exercise this privilege only once within 24 months after issue. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

     The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your exercise of the 24 Month Right.

     FOR POLICIES ISSUED IN MARYLAND, NEW YORK AND NEW JERSEY. Under Policies issued in Maryland, New York and New Jersey, you can exchange the face amount of your Policy for a fixed benefit life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and Policy Date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.

     Contact our Designated Office (see "Receipt of Communications and Payments at NELICO's Designated Office") or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

OTHER EXCHANGE RIGHTS

     FOR POLICIES ISSUED IN NEW YORK. Under policies issued in New York, you can exchange your Policy while it is in force for a new policy issued by us or an affiliate which provides Paid-up Insurance. Paid-up Insurance will be provided by using the net cash value of the Policy as a net single premium at the insured's age on the date of the exchange. Paid-up Insurance is permanent insurance with no further premiums due. The face amount of the new policy of Paid-up Insurance may be less than the face amount of this Policy.

     GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued to some group or sponsored arrangements, we offer the additional option of exchanging the face amount of your Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. (Availability of this feature depends on state insurance department approval. It is not available to any tax-qualified pension plan.) Contact us or your registered representative for more information about this feature.

SUBSTITUTION OF INSURED PERSON

     Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions and may result in a cost or credit to you. This feature is not available to tax-qualified pension plans. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial surrender of cash value. (No Surrender Charge will apply.)

     Your registered representative can provide current information on the availability of the rider. You should consult your tax adviser before substituting the insured person under your Policy.

GROUP OR SPONSORED ARRANGEMENTS

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $25 ($10 for payments made through the Master Service Account, described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to our Designated Office. (See "Receipt of Communications and Payments of NELICO's Designated Office".) However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.

     You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or CDC Nvest Cash Management Trust account. (This is known as the Master Service Account arrangement.)

     Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". (See "Tax Considerations".) You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payment at our Designated Office (or at our Administrative Office in Tampa, Florida). (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     Under our current processing, we treat a payment first as a Planned Premium, second as repayment of Policy loan interest due, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies
                                                                   ------------
issued in New York, we treat a payment as a Planned Premium when a Policy loan
------------------
is outstanding only if the payment is in the exact amount of the Planned Premium
               ----
next due; otherwise, we treat it first as repayment of Policy loan interest due, second as a Planned Premium, and last as an unscheduled payment.) We do not treat a payment as repayment of a Policy loan unless you instruct us to.

     If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans" and "Deductions from Premiums".)

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date. For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means the earlier of receipt by a NELICO agency or by our Designated Office (see "Receipt of Communications and Payments at NELICO's Designated Office").

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II (if any) of the application is signed and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement. (See "Death Benefits".)

     If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.

     PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you, and the investment start date is the date your initial premium is received at a NELICO agency or at our Designated Office, whichever is earlier. Monthly Deductions begin on the Policy Date. We credit interest at a 4% annual net rate on the net Minimum Premium (see "Lapse") for any period by which the Policy Date precedes the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium due for the first quarter (or on receipt of the number of monthly payments due under NELICO's Master Service Account arrangement.)

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% annual net rate for that period.

RIGHT TO RETURN THE POLICY

     You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (more in some states) after you receive the Policy or within 10 days after we mail the Notice of Withdrawal Right, whichever is latest. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at NELICO's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law).

ALLOCATION OF NET PREMIUMS

     Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the State Street Research Money Market Sub-Account from the investment start date until the later of 45 days after the date Part I of the application is signed or 10 days after we mail the Notice of Withdrawal Right. Then, we allocate the cash value to the Sub-Accounts and/or the Fixed Account as you choose.

     You can allocate your Policy's premiums among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than 10 accounts (including the Fixed Account) at any one time. The Policy provides that you must allocate a minimum of 10% of the premium to each Sub-Account selected in whole percentages; currently we will permit you to allocate any whole percentage to a Sub-Account. For special rules regarding allocations to the Fixed Account, see "The Fixed Account".

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Designated Office.")

     When we allocate net premiums to your Policy's Sub-Accounts, we convert them into accumulation units of the Sub-Accounts. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

      RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. The Designated Office for various Policy transactions is as follows:

     Premium Payments                New England Financial
                                     P.O. Box 4332
                                     Carol Stream, IL 60197-4332

     Payment Inquiries and           New England Financial/MetLife
     Correspondence                  P.O. Box 30440
                                     Tampa, FL 33630-3440


     Beneficiary and Ownership       New England Financial/MetLife
     Changes                         P.O. Box 541
                                     Warwick, RI 02887-0541


     Surrenders, Loans,              New England Financial/MetLife
     Withdrawals and                 P.O. Box 543
     Sub-Account Transfers           Warwick, RI 02887-0543



     Cancellations (Free Look        New England Financial/MetLife
     Period)                         Johnstown Client Relations Center
                                     Free Look Unit
                                     500 Schoolhouse Road
                                     Johnstown, PA 15904


     Death Claims                    New England Financial/MetLife
                                     P.O. Box 542
                                     Warwick, RI 02887-0542

     Sub-Account Transfers           (800) 200-2214

     All Other Telephone             (800) 388-4000
     Transactions
     and Inquiries

PAYMENT OF PROCEEDS

     We ordinarily pay any net cash value, loan value or death benefit proceeds from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or Sub-Account transfers impractical, or
(iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's sub-accounts

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the general account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial surrenders

     -- transfers among the sub-accounts and Fixed Account

     We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loans", "Surrender Charge", and "Deductions from Cash Value".)

     The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

NET INVESTMENT EXPERIENCE

     The net investment experience of the Sub-Accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each Sub-Account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

     A Sub-Account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the Sub-Account (currently only the mortality and expense risk charge) for that period.

     The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Insurance coverage generally begins with payment of the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that usually begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). We may increase these limits. These provisions vary in some states.

     DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose between two death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

     The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

     To meet the Internal Revenue Code's definition of life insurance, the death benefit will not be less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death. (See Appendix A.) This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums").

     TERM RIDER "IN" OR "OUT." If you add a Level Term Insurance Rider to the Policy, you can have the face amount of the rider added to the face amount of the Policy for purposes of calculating the Option 1 or Option 2 death benefit. Your election is irrevocable. If you include the rider coverage in the calculation of the death benefit ("inside term"), the Policy may provide greater potential for cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit ("outside term"), the Policy may provide greater potential for a higher death benefit relative to the cash value (as described above); also, you may be able to convert "outside term" (but not "inside term") coverage to permanent insurance. If you choose "outside term", any death benefit increases required by the Internal Revenue Code will be triggered earlier than would be the case with "inside term". These increases lead to a higher death benefit and higher cost of insurance charges. For Policies issued in New York, the Level Term Insurance Rider may only be treated as "outside term". For information on the term riders, see "Additional Benefits by Rider".

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by the amount due, to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any Monthly Deduction made for a period beyond the date of death, unless we already included this amount in the death benefit calculation because of Federal tax law requirements (see "Death Benefit Options" above and Appendix A). Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year, you may change your death benefit option by written request to our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office"). The request will be effective on the date we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".) If your Policy was issued in New York, you may not change your death benefit option during the grace period.

     If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent; however, special rules apply for some business situations and for tax-qualified pension plans. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. There is no Surrender Charge for a face amount reduction or partial surrender on a change from Option 1 to Option 2.

     If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

EXTENDING THE MATURITY DATE

     In all states where it is approved, we will issue your Policy with an extended maturity endorsement. If endorsed, the Policy will not mature until the date of the insured's death. The death benefit we pay on and after the original Maturity Date depends on the insured's issue age.

     If the insured's issue age was below 81 the endorsement extends the face amount of the Policy. It provides that the death benefit on and after the original Maturity Date is the greater of (1) the cash value on the date of death
                              -------
and (2) the Policy face amount at the original Maturity Date, or at age 80, whichever is less. If the insured's issue age was above 80 the death benefit we pay on and after the original Maturity Date equals the cash value on the date of death.

     Currently, we do not make Monthly Deduction charges after the original Maturity Date. You cannot pay premiums after the original Maturity Date unless necessary to prevent lapse of the Policy. All Policy riders (except the extended maturity endorsement) terminate on the original Maturity Date.

     The tax consequences of the endorsement are unclear, and you should consult a tax advisor about them. For more information about the extended maturity option, contact us or your registered representative.

INCREASE IN FACE AMOUNT

     The Policy provides that, after the first Policy year, you may increase the face amount. Currently, we administer requests for increases in face amount by issuing a new Policy with a face amount equal to the requested increase in face amount (an "Increase Policy"). Under Increase Policies, we generally waive the monthly Policy Fee; we usually base the monthly administrative charge on the Policy year of the initial Policy; the minimum required face amount for an Increase Policy is $25,000; and you may reduce the face amount of the Increase Policy to below $25,000. Otherwise, an Increase Policy is subject to the same terms and conditions as Policies we are currently issuing at the time of the increase unless we are required to issue a Policy with the same terms and conditions as the Policy you purchased. For policies issued in New York, a face increase or Increase Policy is not available during the grace period.

     We may in the future administer face amount increases as increases in the face amount of the initial Policy. A maximum Face Amount Increase Administrative Charge of $2.50 per $1,000 of the face amount increase will apply to each increase when it takes effect. Certain terms and conditions will apply to increases in face amount, as outlined in the Policy. A separate Target Premium amount will apply to the face amount increase, based on the insured's age and underwriting class at the time of the increase. The Policy's Surrender Charge schedule will apply separately to each face amount segment, starting with the effective date of the face amount segment. Monthly Deductions (including cost of insurance charges) will be based on the increase in coverage and will reflect, in whole or in part, any change in risk classification of the insured, according to our rules. (See "Charges".) An increase in face amount may have tax consequences. You should consult a tax adviser before increasing the face amount.

     When increases in the face amount of the initial Policy are available, we will give Policy Owners who have purchased Increase Policies an opportunity to consolidate coverage under initial and Increase Policies. The Face Amount Increase Administrative Charge will not apply to the consolidation. Consolidation of coverage may raise issues under federal tax law. You should consult a tax advisor before requesting a consolidation.

     For Policies issued in some business situations on an automatic issue basis, we may offer annual face amount increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We determine limits on the annual and/or total amount of face increases per Policy that we will permit on an automatic issue basis at issue. Increases over this limit will require underwriting. The Salary Refresh program is not available for Policies with the Option 2 death benefit.

     We may also offer the Salary Refresh program for Policies issued on an underwritten basis in some business situations. Any Salary Refresh face amount increases under these Policies are underwritten in connection with the application for the initial face amount of the Policies, and are subject to limits that we determine at that time.

     The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

REDUCTION IN FACE AMOUNT

     You may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.)

     If you decrease the face amount of your Policy, we also decrease the Target Premium, on which we base any future Surrender Charges. We deduct any Surrender Charge that applies from the Policy's cash value when you reduce its face amount.

     A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent; special rules apply in business situations.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need a partial surrender of cash value to comply with Federal tax law.

     A face amount reduction takes effect as of the date when we receive a request. You can contact your registered representative or the Designated Office for information on face reduction procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office.")

     A reduction in the face amount of a Policy may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL SURRENDERS

SURRENDER

     You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at NELICO's Designated Office".) The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) We increase the net cash value paid on surrender by the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the grace period, we reduce the net cash value by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

     You may make a partial surrender of the Policy after the Right to Return the Policy period, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium, on which we base any future Surrender Charges. A partial surrender may also reduce rider benefits. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

     We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 75% of the Policy's net cash value per year. (In some business situations or for some tax-qualified pension plans we may permit you to withdraw a higher percentage of the net cash value.)

     We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge that can be applied under your Policy.

     You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums".

     A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial surrender procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

                                   TRANSFERS

TRANSFER OPTION

     After the Right to Return the Policy period, you may transfer your Policy's cash value between Sub-Accounts. We reserve the right to limit Sub-Account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of Sub-Account transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. We treat all Sub-Account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Designated Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details. We will notify any affected Policy Owner in a timely manner of any actions we take to restrict his or her ability to make transfers.

     You may request a Sub-Account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

     We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

     Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

DOLLAR COST AVERAGING/ASSET REBALANCING

     The Policy may offer two automated transfer privileges: dollar cost averaging and asset rebalancing. With dollar cost averaging, your cash value will be transferred periodically from any one Sub-Account to one or more other Sub-Accounts (and/or the Fixed Account) that you select. With asset rebalancing, your cash value will be automatically reallocated among the Sub-Accounts periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and asset rebalancing at the same time. If we exercise our right to limit transfers to four per Policy year, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers under these programs towards these totals. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS

     You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Designated Office".) You should contact our Designated Office or your registered representative for information on loan procedures.

     The Policy's loan value equals:

     (i) 90% (or more if required by state law) of the Policy's "projected cash value"; minus

     (ii) the Policy's Surrender Charge on the next Planned Premium due date or, if greater, on the date the loan is made; minus

     (iii)  loan interest to the next loan interest due date.

     The "projected cash value" is the cash value projected to the next Policy anniversary or, if earlier, to the next Planned Premium due date, at a 4% rate and using current Policy charges. The loan value available is reduced by any outstanding loan plus interest. We currently intend to base the loan value on 100% of the Policy's projected cash value, rather than 90%, for Policy years 16 and after.

     A Policy loan reduces the Policy's cash value in the Sub-Accounts by the amount of the loan. You may repay all or part of your loan at any time while the insured is still alive. A loan repayment increases the cash value in the Sub-Accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the Sub-Accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then to the Sub-Accounts of the Variable Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at NELICO's Designated Office.")

     The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year). Interest accrues daily and is due on the Policy anniversary. If not paid at that time, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's Sub-Accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate we currently credit is 4% per year for the first 15 Policy years, 5.25% for Policy years 16 through 25, and 5.40% thereafter. (You should consult a tax advisor as to the tax consequences associated with a Policy loan outstanding after the first 15 Policy years.) We credit this interest amount to the Policy's Sub-Accounts annually, in proportion to the cash value in each. (For Policies issued in New York, we will credit not less than 4.75% per year in Policy years 16 through 25, and 4.9% thereafter.)

     The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest. You may increase your risk of lapse if you take a loan.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

     Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. (See "Tax Considerations" below). A tax adviser should be consulted when considering a loan.

     If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be Federal income tax payable on the amount by which partial surrenders and loans exceed the premiums paid to date. Please be advised that loans and partial surrenders reduce the Policy's cash value and any remaining cash value may be insufficient to pay the income tax on your gains.

     Department of Labor regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. See "Tax Considerations".

                            LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's net cash value is not large enough to cover the Monthly Deduction, your Policy will be in default and may lapse. You can protect your Policy against lapse during the first five Policy years by paying the Minimum Premiums.

     MINIMUM PREMIUMS. In general, if you pay the five-year Minimum Premium amount on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy. We recalculate the Minimum Premium if (1) you reduce the face amount or make a partial surrender that reduces the face amount, (2) you increase or decrease rider coverage, or (3) the rating classification for your Policy is improved or we correct a misstatement of the insured's age or sex. We base the Minimum Premium amount (shown in your Policy) on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.

     Under Policies issued in New Jersey, if you have met the requirements for the five-year Minimum Premium death benefit guarantee at the end of the five-year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the sixth Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges plus the applicable Surrender Charge for the sixth Policy year.

     If your Policy is not protected by the five-year Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62-day grace period for payment of a premium large enough to pay the amount due. The amount due is the lesser of: a premium large enough to cover the Monthly Deduction and all deductions from the premium; and a premium large enough to permit the five-year Minimum Premium death benefit to be in effect. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

     Your Policy may also lapse if Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made). This is called an "excess Policy loan", and in these circumstances, we notify you that the Policy is going to terminate. We test for an excess Policy loan on each monthly processing date and in connection with other Policy processing transactions. The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

REINSTATEMENT

     If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges that vary by duration of the Policy (unlike, for example, cost of insurance charges that vary by age of the insured), we do not count the amount of time that a Policy was lapsed.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

     The term rider discussed below permits you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value and terminate at the insured's age 100, regardless of any extended maturity endorsement. If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a significant portion or percentage of your insurance coverage under an inside term Level Term Insurance Rider. Both current and guaranteed charges for the inside term Level Term Insurance Rider are lower than for the base Policy. (Inside term is not available in New York.)

     The outside term Level Term Insurance Rider can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the outside term rider, the cost of insurance for the outside term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the outside term Level Term Insurance Rider can become expensive relative to the base Policy cost, particularly at higher attained ages.

     Reductions in or elimination of term rider coverage do not trigger a Surrender Charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Variable Account and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

     The following riders are available:

     LEVEL TERM INSURANCE RIDER, which provides term insurance.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.

     TEMPORARY TERM INSURANCE RIDER, which provides insurance coverage from the date of issue to the Policy Date.

     CHANGE TO A NEW INSURED RIDER, which permits you to substitute the insured under the Policy.

     CHILDREN'S INSURANCE RIDER, which provides insurance on the life of the insured's children.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

     THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT. IT IS NOT AVAILABLE UNDER POLICIES ISSUED IN NEW JERSEY.

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

     We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The Fixed Account effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Sub-Accounts in proportion to the amount of cash value in each. (See "Deductions from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefits".)

POLICY TRANSACTIONS

     We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

     Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. The following special rules apply to the Fixed Account.

     TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT ONLY IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER

THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR DESIGNATED OFFICE.

     THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among Sub-Accounts and from the Sub-Accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's Sub-Accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's Sub-Accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     Unless you request otherwise, we take partial surrenders only from the Policy's Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

     We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

     Services and benefits we provide:

     --  the death benefit, cash, and loan benefits under the Policy

     --  investment options, including premium allocations

     --  administration of elective options

     --  the distribution of reports to Policy Owners

     Costs and expenses we incur:

     -- costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     --  overhead and other expenses for providing services and benefits

     --  sales and marketing expenses

     -- other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

     Risks we assume:

     -- that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     -- that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and

Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 4% sales charge from premiums.

     The sales charge is 3% rather than 4% for:

     -- Policies used in a business situation or a tax-qualified pension plan where either (1) the average face amount is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount is at least $250,000.

     --  All other Policies with a face amount of at least $500,000.

     For this purpose, the face amount includes the face amount of any Level Term Insurance Rider.

     During the first 11 Policy years (less for older insureds), if you surrender or lapse the Policy, reduce the face amount or make a partial surrender that reduces the face amount, a Deferred Sales Charge also applies. (See "Surrender Charge" below.)

     STATE PREMIUM TAX CHARGE. We deduct 2.5% from each premium for state premium taxes and administrative expenses. Premium taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL PREMIUM TAX CHARGE. We deduct 1% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Variable Account assuming a premium payment of $2,000.

             NET
PREMIUM    PREMIUM
-------    -------
$2,000     $2,000
            - 150     (7.5% X $2,000 = total sales and premium tax charge)
           -------
           $1,850     Net Premium

SURRENDER CHARGE

     If, during the first eleven Policy years, you surrender or lapse your Policy, reduce the face amount, or make a partial surrender that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For insureds whose issue age is 66 to 75 at issue of the Policy, the Surrender Charge period is nine years, and for insureds whose issue age is 76 to 85, five years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is shown in your Policy.

     DEFERRED SALES CHARGE. We base the Deferred Sales Charge on a percentage of the Target Premium. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. (To determine the Target Premium, we use the smoker and nonsmoker aggregate classes for all standard smokers and nonsmokers. See "Monthly Charges for the Cost of Insurance" below.)

     For Policies on insureds whose issue age is 55 or less at issue, the Deferred Sales Charge that applies during the first Policy year is equal to 55%
                                   ----------------------------
of premiums paid up to one Target Premium. The Deferred Sales Charge during the
                                                                     ----------
second through fifth Policy years is equal to 72% of premiums paid up to one
---------------------------------
Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year. The charge will never exceed 72% of one Target Premium.

                       EXAMPLES -- DEFERRED SALES CHARGES

                                   HYPOTHETICAL                  MAXIMUM DEFERRED
  INSURED                         TARGET PREMIUM                   SALES CHARGE
  -------                   ---------------------------          ----------------
  Male, Age 40                      $ 3,785.00                      $ 2,725.20
  Nonsmoker Preferred
  Face Amount $500,000
  Female, Age 45                    $ 1,101.00                      $   792.72
  Smoker Preferred
  Face Amount $100,000
  Male, Age 55                      $22,910.00                      $16,495.23
  Smoker Standard
  Face Amount $1,000,000

     The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose issue age is 55 or less at issue. The table shows the charge that applies if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown.

                                               FOR POLICIES WHICH          THE MAXIMUM DEFERRED
                                                ARE SURRENDERED,       SALES CHARGE IS THE FOLLOWING
                                                   LAPSED OR             PERCENTAGE OF ONE TARGET
                                                 REDUCED DURING                   PREMIUM
                                               ------------------      -----------------------------
Entire Policy Year                                      1                             55%
                                                        2                             72%
                                                        3                             72%
                                                        4                             72%
                                                        5                             72%
Last Month of Policy Years                              6                             60%
                                                        7                             48%
                                                        8                             36%
                                                        9                             24%
                                                       10                             12%
                                                       11                              0%

     For insureds whose issue age is above 55 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy years one through five for insureds with an issue age up through 65, in Policy years one through four for insureds with an issue age from 66 through 75, and in Policy years one and two for insureds with an issue age above 75.

     In the case of a partial surrender or reduction in face amount, we deduct any Deferred Sales Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender".) The charge reduces the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

     DEFERRED ADMINISTRATIVE CHARGE. The table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy during the first eleven Policy years.

                                           FOR POLICIES WHICH
                                            ARE SURRENDERED,
                                                LAPSED OR               DEFERRED ADMINISTRATIVE
                                           REDUCED DURING THE            CHARGE PER $1,000 OF
                                            POLICY YEAR SHOWN           BASE POLICY FACE AMOUNT
                                           ------------------           -----------------------
Entire Policy year                                  1                            $2.50
Last Month of Policy Year*                          2                             2.25
                                                    3                             2.00
                                                    4                             1.75
                                                    5                             1.50
                                                    6                             1.25
                                                    7                             1.00
                                                    8                             0.75
                                                    9                             0.50
                                                   10                             0.25
                                                   11                             0.00

------------
* The charge declines monthly after the end of the first Policy year.

     For insureds whose issue age is above 65 at issue, the Deferred Administrative Charge is less than or equal to that in the table above.

TRANSFER CHARGE

     We reserve the right to impose a processing charge of $25 on each transfer between Sub-Accounts or between a Sub-Account and the Fixed Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. We reserve the right to count transfers due to dollar cost averaging or asset rebalancing as transfers for the purpose of assessing this charge.

DEDUCTIONS FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by the five-year Minimum Premium guarantee, we make the Monthly Deduction each month unless the cash value equals zero. (See "Lapse".)

     -- If the five-year Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

     The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY FEE. The Policy fee is currently equal to $15.00 per month in the first Policy year and $5.00 per month thereafter (guaranteed not to exceed $15.00 per month in the first Policy year and $7.00 per month thereafter). The Policy fee is currently $6.00 per month rather than $5.00 after the first Policy year for Policies sold to tax-qualified pension plans. The Policy fee compensates us for administrative costs such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports and overhead costs.

     ADMINISTRATIVE CHARGE. We deduct an Administrative Charge to compensate us for administrative expenses incurred in connection with underwriting, issuing and administering the Policy. The Administrative Charge is currently equal to $0.08 per $1,000 of base Policy face amount per month in the first Policy year and $0.02 per $1,000 of base Policy face amount per month thereafter (guaranteed not to exceed $0.08 per $1,000 of base face amount per month in the first Policy year and $0.04 per $1,000 of base face amount per month thereafter). For tax-qualified pension plans the monthly administrative charge after the first Policy year is currently $0.03 per $1,000 of face amount per month rather than $0.02.

     Currently we intend not to charge more than $40 per month ($60 for tax-qualified pension plans) for the Administrative Charge after the first Policy year. This means that after the first year the charge will not apply to the portion of a Policy's face amount above $2 million.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial surrenders and face amount reductions. The cost of insurance rate for your Policy changes from month to month.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  underwriting class

     --  age on the first day of the Policy year

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will also depend on

     --  the insured's age at issue

     --  the Policy year

     -- the face amount, including Level Term Insurance (for Policies not sold in a business situation or to a tax-qualified pension plan)

     -- the average face amount (including Level Term Insurance) sold to the group and possibly the number of lives in the group (for Policies sold in a business situation or to a tax-qualified pension plan).

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 20 and above at issue)

     -- the 1980 CSO Tables, for Policies issued on juvenile insureds (below age 20 at issue).

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

     The underwriting classes we use are

     -- for Policies issued on non-juvenile insureds: smoker preferred, smoker standard, smoker aggregate, smoker substandard, nonsmoker preferred, nonsmoker standard, nonsmoker aggregate, nonsmoker substandard, automatic issue smoker and automatic issue nonsmoker

     --  for Policies issued on juvenile insureds: standard and substandard.

     Substandard and automatic issue ratings result in higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of automatic issue Policies.)

     The three standard smoker and nonsmoker classes available for underwritten Policies are:

     -- smoker and nonsmoker preferred and standard, for Policies with face amounts of $100,000 or more where the issue age is 20 through 75

     -- smoker and nonsmoker aggregate, for Policies with face amounts below $100,000 and for all Policies where the issue age is above 75.

     Within each standard category (smoker and nonsmoker), the preferred class generally offers the best current cost of insurance rates and the standard class generally offers the least favorable current cost of insurance rates.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured. Within a given underwriting class, different current cost of insurance rates will apply if the Policy is sold to a tax-qualified pension plan.

     Currently, the face amount of a Policy or the average Policy face amount for a group may affect a Policy's cost of insurance rates. The current cost of insurance rates generally will be more favorable for a particular insured if:

     -- For a Policy not used in a business situation or in a tax-qualified pension plan, the face amount (including any Level Term Insurance Rider) is at least $500,000.

     -- For a Policy used in a business situation or in a tax-qualified pension plan, either (1) the average face amount (including Level Term Insurance) is at least $500,000, or (2) the Policies are issued on the lives of at least 25 persons and the average face amount (including Level Term Insurance) is at least $250,000.

     We may offer Policies on an automatic issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, these Policies have their own cost of insurance rates. The automatic issue cost of insurance rates vary based on the same factors that determine underwritten cost of insurance rates, except that the preferred smoker and nonsmoker classes are not available. The cost of insurance rates are guaranteed not to exceed 150% of the 1980 CSO (unisex) Tables (with smoker/nonsmoker modifications for non-juvenile insureds.) Generally the current automatic issue rates will exceed current cost of insurance rates for a comparable underwritten Policy.

     Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of automatic issue or for amounts of insurance above our automatic issue limits. However, they may not choose automatic issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis. The preferred smoker and nonsmoker classes are not available for these Policies.

     CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We may also charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 5.5% per year, compounded daily. We also credit interest on the amount we take from the Policy's Sub-Accounts as a result of the loan at a minimum annual effective rate of 4% per year, compounded daily. As a result, the loan interest spread will never be more than 1.5%.

FACE AMOUNT INCREASE CHARGE

     If, in the future, we administer face amount increases as increases in the face amount of the initial Policy, we may apply a maximum charge of $2.50 per $1,000 of face amount increase when the increase takes effect. Currently there would be no Face Amount Increase Charge on or after the Policy Anniversary when the insured reaches age 100. This charge would compensate us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

     MORTALITY AND EXPENSE RISK CHARGE. We charge the Sub-Accounts of the Variable Account for our mortality and expense risks.

     Currently, the charge is made daily at an annual rate of .25% of the Sub-Accounts' assets. The charge is reduced to an annual rate of .20% for:

     -- A Policy not used in a business situation or in a tax-qualified pension plan which has a face amount (including any Level Term Insurance Rider) of at least $500,000;

     -- A Policy used in a business situation or in a tax-qualified pension plan where either (1) the average face amount (including Level Term Insurance) is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount (including Level Term Insurance) is at least $250,000.

     We have the right to increase the charge, up to a maximum annual rate of ..50%. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

     CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)

     ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or automatic issue basis, or if a term rider is added, there is additional uncertainty and some risk that your Policy will not be treated as a life insurance contract under Federal tax law, particularly if you pay the full amount of premiums permitted under the Policy. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts, due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

     The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

NELICO'S INCOME TAXES

     Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES

     SELLING NETWORK. We have entered into a distribution agreement with New England Securities Corporation ("New England Securities") for the distribution and sale of the Policies. New England Securities is affiliated with us. New England Securities may sell the Policies through its registered representatives. New England Securities also may enter into selling agreements with other broker-dealers who in turn may sell the Policies through their registered representatives.

     COMMISSION RATES AND OTHER COMPENSATION. We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of the Commission Breakpoint Premium paid in the first Policy year, a maximum of 5% in Policy years two through ten, and a maximum of 3% thereafter. Agents receive a maximum commission of 3% of each payment in excess of the Commission Breakpoint Premium in any year. For Policies sold in connection with certain executive benefit plans the maximum commissions are: 20% of the Commission Breakpoint Premium in the first Policy year, 10% in Policy years two through ten, and 2% thereafter. For these Policies we will pay a maximum commission of 3.5% of each payment in excess of the Commission Breakpoint Premium in Policy years one through ten, and 2% of such excess premiums thereafter. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance. All or a portion of commissions may be returned if the Policy is not continued through the first Policy year.

     Under the agreements that New England Securities enters into with other broker-dealers, commissions paid to the broker-dealer on behalf of the registered representative will not exceed those described above. Selling firms may retain a portion of commissions. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

     Also, New England Securities may receive 12b-1 fees from certain Eligible Funds. These Eligible Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

     NELICO, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, NELICO believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Variable Account, or New England Securities.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.

                                    EXPERTS

     The financial statements of the Variable Account included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the restatement described in Note 6 to the financial statements), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Variable Account and NELICO.

                              FINANCIAL STATEMENTS

     You may find the financial statements of NELICO in the Statement of Additional Information. NELICO's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                    GLOSSARY

     ACCOUNT.  A sub-account of the Variable Account or the Fixed Account.

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     BASE POLICY.  The Policy without riders.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

     COMMISSION BREAKPOINT PREMIUM. We use the Commission Breakpoint Premium to measure sales commissions. It equals between 115.5% and 121% of a Target Premium, depending on the insured's issue age, plus a portion of certain rider premiums.

     EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT START DATE. This is the latest of the date we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date.

     MATURITY DATE. The Policy anniversary on which the insured is (or would have been) age 100. The Policy will not mature on this date if the extended maturity option has been added to the Policy.

     NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the Sub-Account for that period.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the later of the date Part II of the application (if any) was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date the Policy is delivered to you.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Deferred Sales Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. The Target Premium is less than or equal to 75% of the annual premium necessary to maintain a fixed benefit whole life insurance Policy for the same face amount on the life of the insured. We calculate the annual whole life premium using an assumed interest rate of 4%, guaranteed cost of insurance charges and the current level of other Policy charges.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

                         TAX LAW AND THE DEATH BENEFIT

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy's cash value. These percentages are set forth below.

AGE OF INSURED                   AGE OF INSURED
AT START OF THE  PERCENTAGE OF   AT START OF THE  PERCENTAGE OF
  POLICY YEAR     CASH VALUE*      POLICY YEAR     CASH VALUE*
---------------  -------------   ---------------  -------------
0 through 40          250              61              128
     41               243              62              126
     42               236              63              124
     43               229              64              122
     44               222              65              120
     45               215              66              119
     46               209              67              118
     47               203              68              117
     48               197              69              116
     49               191              70              115
     50               185              71              113
     51               178              72              111
     52               171              73              109
     53               164              74              107
     54               157        75 through 90         105
     55               150              91              104
     56               146              92              103
     57               142              93              102
     58               138        94 through 99         101
     59               134             100              100
     60               130

------------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death.

                                   APPENDIX B



                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES


                              AND NET CASH VALUES



     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $300,000 for a male aged 40. The insured is assumed to be in the nonsmoker preferred class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges and Expenses".) The illustrations do not reflect the higher current charges that would apply for tax-qualified pension plans. Illustrations show the Option 1 death benefit.



     The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 10%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 6% or 10%, but varied above or below that average for individual Sub-Accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.



     The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The net cash values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 11 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .25% (on a current basis) and .50% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Eligible Funds, at an
annual rate of      % of the average daily net assets of the Eligible Funds.
This average does not reflect expense subsidies by the investment advisers of certain Eligible Funds.



     The gross rates of return used in the illustrations do not reflect the deductions of the charges and expenses of the Eligible Funds. Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual
rates of      %,      % and      %, respectively, based on the current charge
for mortality and expense risks and      %,      % and      %, respectively,
based on the guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)



     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 40


                           $       ANNUAL PREMIUM FOR


                     NONSMOKER PREFERRED UNDERWRITING RISK


                              $300,000 FACE AMOUNT


                             OPTION 1 DEATH BENEFIT



             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.



                 DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
                  GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF         RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY   ------------------------------   ----------------------------   ----------------------------
 YEAR       0%         6%        10%        0%        6%        10%        0%        6%        10%
------      --         --        ---        --        --        ---        --        --        ---
   1
   2
   3
   4
   5
   6
   7
   8
   9
  10
  15
  20
  25
  30
  35
  40
  45
  50
  55
  60



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40


                           $       ANNUAL PREMIUM FOR


                     NONSMOKER PREFERRED UNDERWRITING RISK


                              $300,000 FACE AMOUNT


                             OPTION 1 DEATH BENEFIT



            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.



                 DEATH BENEFIT                 NET CASH VALUE                CASH VALUE
             ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
                  GROSS ANNUAL                  GROSS ANNUAL                GROSS ANNUAL
END OF         RATE OF RETURN OF              RATE OF RETURN OF           RATE OF RETURN OF
POLICY   ------------------------------   -------------------------   -------------------------
 YEAR       0%         6%        10%        0%       6%       10%       0%       6%       10%
------      --         --        ---        --       --       ---       --       --       ---
   1
   2
   3
   4
   5
   6
   7
   8
   9
  10
  15
  20
  25
  30
  35
  40
  45
  50
  55
  60



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Variable Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-200-2214, by e-mailing us at AskUs@nef.com, or by logging on to our website at www.nef.com. You may also obtain, without charge, a personalized illustration of death benefits, net cash values and cash values by calling your registered representative.

     For information about historical values of the Variable Account Sub-Accounts, call 1-800-333-2501.

     For Sub-Account transfers and premium reallocations, call 1-800-200-2214.

     For current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our TeleService Center at 1-800-388-4000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Variable Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Variable Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.

File No. 811-3713

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT

This is to acknowledge receipt of a Zenith Flexible Life 2001 Prospectus dated May 1, 2003. This Variable Life Insurance Policy is offered by New England Life Insurance Company.

-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                           ZENITH FLEXIBLE LIFE 2001

                          FLEXIBLE PREMIUM ADJUSTABLE
                        VARIABLE LIFE INSURANCE POLICIES
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                  MAY 1, 2004



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2004 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 501 Boylston Street, Boston, Massachusetts 02116.


VL-188-03

                                      SAI-1

                               TABLE OF CONTENTS

                                                               PAGE
                                                              -------
GENERAL INFORMATION AND HISTORY.............................    SAI-3
  The Company...............................................    SAI-3
  The Variable Account......................................    SAI-3
DISTRIBUTION OF THE POLICIES................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE
  POLICIES..................................................    SAI-4
  Dollar Cost Averaging.....................................    SAI-4
  Asset Rebalancing.........................................    SAI-5
  Payment of Proceeds.......................................    SAI-5
  Payment Options...........................................    SAI-5
ADDITIONAL INFORMATION ABOUT CHARGES........................    SAI-6
  Group or Sponsored Arrangements...........................    SAI-6
POTENTIAL CONFLICTS OF INTEREST.............................    SAI-6
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY............    SAI-7
MISSTATEMENT OF AGE OR SEX..................................    SAI-7
REPORTS.....................................................    SAI-7
PERSONALIZED ILLUSTRATIONS..................................    SAI-7
ADVERTISING PRACTICES.......................................    SAI-8
PERFORMANCE DATA............................................    SAI-8
INVESTMENT ADVICE...........................................    SAI-8
LEGAL MATTERS...............................................   SAI-10
REGISTRATION STATEMENT......................................   SAI-10
EXPERTS.....................................................   SAI-10
FINANCIAL STATEMENTS........................................      F-1

                                      SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

     NELICO was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, New York 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116.

THE VARIABLE ACCOUNT

     We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                          DISTRIBUTION OF THE POLICIES

     We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"), and are registered with the National Association of Securities Dealers, Inc. and with the states in which they do business. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with NELICO. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 as well as with any applicable securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

     New England Securities, 501 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay sales commissions for sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies. New England Securities offers the Policies through its sales representatives. New England Securities also may enter into selling agreements with other broker-dealers and compensate these broker-dealers up to the amounts disclosed in the prospectus for their services. Sales representatives must be licensed as insurance agents and appointed by us.

                                      SAI-3

     New England Securities received sales compensation with respect to the Variable Account in the following amounts during the periods indicated:

                                                                            AGGREGATE AMOUNT OF
                                                                          COMMISSIONS RETAINED BY
                                                                          NEW ENGLAND SECURITIES
                                                  AGGREGATE AMOUNT OF      AFTER PAYMENTS TO ITS
                                                  COMMISSIONS PAID TO     REGISTERED PERSONS AND
                 FISCAL YEAR                    NEW ENGLAND SECURITIES*    OTHER BROKER DEALERS
                 -----------                    -----------------------   -----------------------
2000..........................................        $89,777,973                   $0
2001..........................................        $89,291,926                   $0
2002..........................................        $82,764,079                   $0

---------------
* Includes sales compensation paid to registered persons of New England Securities.

     New England Securities passes through commissions it receives and does not retain any override as distributor for the Policies. However, New England Securities' operating and other expenses are paid for by NELICO.

     Because registered representatives of New England Securities are also agents of NELICO, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that NELICO offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

     The American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund have adopted a Distribution Plan in connection with their Class 2 shares and pay New England Securities for its costs in distributing these shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services provided and expenses incurred in the performance of New England Securities' obligations under an agreement with the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund. Under this agreement, these Funds pay New England Securities for its distribution-related services and expenses at an annual rate of 0.25% of assets attributable to the Policies and certain other variable insurance products that we and our affiliates may issue.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING

     You may select an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

     Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your

                                      SAI-4
allocation of cash value to no more than 10 accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. If we exercise our right to limit the number of transfers to four per Policy year, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select the dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. We reserve the right to suspend dollar cost averaging at any time.

ASSET REBALANCING

     We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     When available, you can select the asset rebalancing program when you apply for the Policy or at a later date by contacting your registered representative. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts. You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of each period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Designated Office. If we exercise our right to limit the number of transfers to four per Policy year, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the asset rebalancing program against the total number of transfers allowed in a Policy year. There is no extra charge for this feature. Ask your registered representative about the availability of this feature.

PAYMENT OF PROCEEDS

     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

     We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

                                      SAI-5

     The following payment options are available:

     (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.0% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

     (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

     (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

     (iv) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

     (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

     (vi) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

     You need our consent to use an option if the installment payments would be less than $20.

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

     We may allow you to purchase the Policy, in exchange for certain fixed-benefit life insurance policies issued by New England Mutual, NELICO or NELICO's affiliates, without a deduction for any sales charge from the amount of net cash value that you transfer to the Policy. Eligibility conditions apply. Your registered representative can advise you regarding terms and availability of these programs.

                        POTENTIAL CONFLICTS OF INTEREST

     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal

                                      SAI-6
income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application.

                           MISSTATEMENT OF AGE OR SEX

     If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                    REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Eligible Funds.

                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, net cash value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, net cash value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

     Illustrations may also show the internal rate of return on the net cash value and the death benefit. The internal rate of return on the net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to

                                      SAI-7
the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Sub-Accounts of the Variable Account.

                             ADVERTISING PRACTICES

     Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

     Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Variable Account's investment performance in marketing materials and historical illustrations.

     Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

     We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

     Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and administrative charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the mortality and expense risk charge and the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Sub-Account.

                               INVESTMENT ADVICE

     The Variable Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the advisers to the Met Series Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Variable Account invests.

                                      SAI-8

     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund.

     MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (currently, the State Street Research Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the State Street Research Bond Income Portfolio), the Westpeak Value Growth Series (currently, the FI Structured Equity Portfolio), the Loomis Sayles Small Cap Series and the Loomis Sayles Avanti Growth Series (currently, the Harris Oakmark Focused Value Portfolio), MetLife Advisers became the adviser on May 1, 1995; and, in the case of the Capital Growth Series (currently, the Zenith Equity Portfolio), MetLife Advisers became the adviser on May 1, 2001.

     Met Investors Advisory (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001.

     The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

     The sub-adviser to the FI Structured Equity Portfolio (formerly, the Westpeak Growth and Income Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the State Street Research Money Market Portfolio (formerly, the Back Bay Advisors Money Market Series) and the State Street Research Bond Income Portfolio (formerly, the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser. The sub-adviser to the MFS Total Return Portfolio (formerly, the Back Bay Advisors Managed Series) was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser. The sub-adviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000. The sub-adviser to the Balanced Portfolio (formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the sub-adviser. The sub-adviser to the Westpeak Stock Index Series, which was replaced by the MetLife Stock Index Portfolio on April 27, 2001 and was formerly known as the Stock Index Series, was Back Bay Advisors, L.P. until August 1, 1993, when Westpeak Investment Advisors, L.P. became the sub-adviser.

     Prior to May 1, 2002, Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Portfolio. As of May 1, 2002, Capital Growth Management Limited Partnership ceased to be the sub-adviser to the Zenith Equity Portfolio and at that time, Zenith Equity Portfolio became a "fund of funds" that invests equally in three other Portfolios of the Met Series Fund: the FI Structured Equity Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.

     The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:

     Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001. The sub-adviser to the Morgan Stanley International Magnum Equity Series, which was replaced by the Putnam International Stock Portfolio on December 1, 2000 and was formerly known as the Draycott International Equity Series, was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the sub-adviser. On April 28, 2003, the Janus Growth

                                      SAI-9

Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.

     The following is the sub-adviser history of the Met Investors Series Trust:

     The sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003.

                                 LEGAL MATTERS

     Legal matters in connection with the Policies have been passed on by Anne
M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided legal advice on certain matters relating to the Federal securities laws.

                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

     The consolidated financial statements of NELICO and subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Variable Account and NELICO.

                                      SAI-10

New England Variable Life Separate Account

                                             PART C OTHER INFORMATION

ITEM 27.      EXHIBITS

       (a)                 January 31, 1983 Resolution of the Board of Directors
                           of NEVLICO 4
       (b)                 None
       (c)        (i)      Distribution Agreement between NEVLICO and NELESCO 5
                  (ii)     Form of Contract between NELICO and its General
                           Agents 4
                  (iii)    Form of contract between NELICO and its Agents 5
                  (iv)     Commission Schedule for Policies 13
                  (v)      Form of contract among NES, NELICO and other broker
                           dealers 3
       (d)        (i)      Specimen of Policy 6
                  (ii)     Additional Specimen of Policy 13
                  (iii)    Riders and Endorsements 6
                  (iv)     Rider: Waiver of Monthly Deduction 7
                  (v)      Temporary Term Rider 8
                  (vi)     Exclusion from Benefits Riders 11
                  (vii)    Endorsement - Unisex rates 4
                  (viii)   Extended Maturity Rider 12
                  (ix)     Additional Extended Maturity Endorsement, Level Term
                           Rider and Change Endorsement 13
       (e)        (i)      Specimens of Application for Policy 6
                  (ii)     Additional Application for Policy 8
       (f)        (i)      Amended and restated Articles of Organization of
                           NELICO 2
                  (ii)     Amended and restated By-Laws of NELICO 3
                  (iii)    Amendments to Amended and restated Articles of
                           Organization 9
                  (iv)     Amended and restated By-Laws of NELICO 16
       (g)                 Reinsurance Agreements 20
       (h)        (i)      Participation Agreement among Variable Insurance
                           Products Fund, Fidelity Distributors Corporation and
                           New England Variable Life Insurance Company 5
                  (ii)     Amendment No. 1 to Participation Agreement among
                           Variable Insurance Products Fund, Fidelity
                           Distributors Corporation and New England Variable
                           Life Insurance Company 1
                  (iii)    Participation Agreement among Variable Insurance
                           Products Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1
                  (iv)     Participation Agreement among Metropolitan Series
                           Fund, Inc., Metropolitan Life Insurance Company and
                           New England Life Insurance Company 14
                  (v)      Participation Agreement among New England Zenith
                           Fund, New England Investment Management, Inc., New
                           England Securities Corporation and New England Life
                           Insurance Company 14
                  (vi)     Amendment No. 2 to Participation Agreement among
                           Variable

                           Insurance Products Fund, Fidelity Distributors
                           Corporation and New England Life Insurance Company 15
                  (vii)    Amendment No. 1 to Participation Agreement among
                           Variable Insurance Products Fund II, Fidelity
                           Distributors Corporation and New England Life
                           Insurance Company 15
                  (viii)   Participation Agreement among Met Investors Series
                           Trust, Met Investors Advisory Corp., Met Investors
                           Distribution Company and New England Life Insurance
                           Company 18
                  (ix)     Participation Agreement among American Funds
                           Insurance Series, Capital Research and Management
                           Company and New England Life Insurance Company 17
       (i)                 None
       (j)                 None
       (k)        (i)      Opinion and Consent of Anne M. Goggin, Esq. 20

                  (ii) Consent of Marie C. Swift, Esq. (to be filed by amendment)



       (l)                 Actuarial Opinion (to be filed by amendment)


       (m)                 Calculation (to be filed by amendment)


       (n)        (i)      Consent of Sutherland Asbill & Brennan LLP (to be
                           filed by amendment)
                  (ii)     Consent of Independent Auditors (to be filed by
                           amendment)

       (o)                 None
       (p)                 None
       (q)        (i)      Notice of Withdrawal Right for Policies 1
                  (ii)     Consolidated memorandum describing certain
                           procedures, filed pursuant to Rule 6e-2(b)(12)(ii)
                           and Rule 6e-3(T)(b)(12)(iii) 5
                  (iii)    Second Addendum to Consolidated Memorandum 10
       (r)        (i)      Powers of Attorney 19
                  (ii)     Power of Attorney for Eileen McDonnell 21
      ------------------------

      1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.
      2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.
      3 Incorporated herein by reference to Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.
      4 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.
      5 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.
      6 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed

            April 24, 1998.
      7 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.
      8 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.
      9 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.
      10 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.
      11 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 27, 1999.
      12 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed February 29, 2000.
      13 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed August 18, 2000.
      14 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.
      15 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.
      16 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.
      17 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.
      18 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.
      19 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed December 13, 2002.
      20 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed on April 28, 2003.
      21 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed on September 5, 2003.

ITEM 28       DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name and Principal Business Address          Positions and Offices with Depositor

C. Robert Henrikson **                       Chairman, President and Chief Executive Officer

Eileen McDonnell *                           Director

Stewart G. Nagler **                         Director

Catherine A. Rein ***                        Director

Stanley J. Talbi **                          Director

Lisa M. Weber **                             Director

William J. Wheeler **                        Director


David W. Allen *                             Senior Vice President

Robert C. Dill ****                          Vice President and Assistant Controller (Principal
                                             Accounting Officer)

James D. Gaughan **                          Secretary and Clerk

Roy C. Albertalli ****                       Senior Vice President

Alan C. Leland, Jr. *                        Senior Vice President

Hugh C. McHaffie *                           Senior Vice President

Scott D. McInturff  *                        Senior Vice President and Actuary

Anthony J. Williamson ****                   Senior Vice President, Treasurer and (Principal Financial
                                             Officer)


* The principal office address is 501 Boylston Street, Boston, MA 02117
** The principal office address is One Madison Avenue, New York, NY 10010
*** The principal office address is Metropolitan Property and Casualty Insurance
      Company, 700 Quaker Lane, Warwick, RI 02887
**** The principal office address is 1 MetLife Plaza, 27-01 Queens Plaza North,
       Long Island City NY 11101

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2003

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2003. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Insurance and Annuity Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

I.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

J.    MetLife Securities, Inc. (DE)

K.    MetLife General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of North Carolina, Inc. (DE)

      2.    MetLife General Insurance Agency of Texas, Inc. (DE)

      3.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

L.    Metropolitan Property and Casualty Insurance Company

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

M.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

N.    Metropolitan Tower Life Insurance Company (DE)

O.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates-Arizona, Inc. (AZ)

      2.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

P.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

Q.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (DE)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

R.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Iberia, S.A. (Spain)

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros (Spain) 99.99969% is owned by Metlife Iberia, S.A. and 0.00031% is owned by Metlife International Holdings, Inc.

      2.    Natiloportem Holdings, Inc. (DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Natiloportem Holdings, Inc.

            b)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            c) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99841% is owned by Metlife International Holdings, Inc. and 0.00159% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina) - 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia, s.r.o. is owned by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8.    MetLife Insurance Company of Korea Limited (South Korea)

      9. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

S.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC

      13.   One Madison Merchandising L.L.C. (CT)

      14.   Transmountain Land & Livestock Company (MT)

      15.   MetPark Funding, Inc. (DE)

      16.   HPZ Assets LLC (DE)

      17.   MetDent, Inc. (DE)

      18.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      19.   Metropolitan Tower Realty Company, Inc. (DE)

      20. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      21.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      22.   MetLife (India) Private Ltd. (India)

      23.   Metropolitan Marine Way Investments Limited (Canada)

      24. MetLife Central European Services Spolka z organiczona odpowiedzialmoscia (Poland)

      25.   MetLife Investments Ireland Limited (Ireland)

      26.   MetLife Private Equity Holdings, LLC (DE)

      27.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      28.   Metropolitan Realty Management, Inc. (DE)

            a)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc. (NJ)

      29.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      30.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      31. SSRM Holdings, Inc. (DE) - Employees of State Street Research & Mangement Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc. (DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6)   Metric Property Management, Inc. (DE)

                  (7)   SSR AVF III LLC

      32.   Bond Trust Account A

      33.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      34.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c) New England Financial Distributors LLC (DE) - 79.29% is held by New England Life Insurance Company

            d)    Newbury Insurance Company, Limited (Bermuda)

            e)    New England Pension and Annuity Company (DE)

            f)    Omega Reinsurance Corporation (AZ)

      35.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

                  (3)   Krisman, Inc. (MO)

                  (4)   White Oak Royalty Company (OK)

                  (5)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 51.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)

                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc. (MO)

                                                (a.1) Reinsurance Partners,
                                                      Inc. (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Capital Trust I (DE)

                              (v)   RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (vi) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vii) RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (viii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                               (ix)  RGA Holdings Limited (U.K) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (x) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xi)  RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xii) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xiii) RGA Argentina S.A. (Argentina)

                              (xiv) Regal Atlantic Company (Bermuda) Ltd.
                                    (Bermuda)

                              (xv)  Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xvi)  RGA Technology Partners, Inc. (MO)

                              (xvii) RGA International Reinsurance Company
                                     (Ireland)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.


NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 30. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and New England Securities Corporation, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and will be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 31. PRINCIPAL UNDERWRITERS

         (a) New England Securities Corporation also serves as principal underwriter for:

         New England Variable Annuity Fund I
         New England Variable Annuity Separate Account
         New England Life Retirement Investment Account
         The New England Variable Account

         (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:



                                                      Positions and Offices with Principal
                      Name                                        Underwriter
Craig W. Markham **                                President
Vacant                                             Vice President, General Counsel, Secretary and Clerk
Vacant                                             Director
Paul D. Hipworth***                                Assistant Vice President, Chief Financial Officer and
                                                   Treasurer
Eileen McDonnell *                                 Director


Principal Business Address:

*New England Financial - 501 Boylston Street, Boston, MA 02117
**MetLife - 700 Market Street, St. Louis, MO 63101
***MetLife - 485 E US Highway South, Iselin, NY 08830


          (c)
          (1)                      (2)                     (3)                     (4)                     (5)
        Name of                    Net               Compensation on
       Principal               Underwriting         Events Occasioning          Brokerage                 Other
      Underwriter             Discounts And         The Deduction of a         Commissions             Compensation
                               Commissions         Deferred Sales Load
New England Securities
Corporation                    $__________                  --                      --                      --


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

         The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

         (a)    Registrant

         (b)    Metropolitan Life Insurance Company
                One Madison Avenue
                New York, NY  10010

         (c)    New England Securities Corporation
                501 Boylston Street
                Boston, Massachusetts 02116

ITEM 33. MANAGEMENT SERVICES

         Not applicable

ITEM 34. FEE REPRESENTATION

         New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Life Separate Account, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 19th day of February, 2004.



                             New England Variable Life Separate Account
                                          (Registrant)



                             By:   New England Life Insurance Company
                                          (Depositor)



                             By:      /s/ Marie C. Swift
                                -------------------------------------------
                                      Marie C. Swift, Esq.
                                      Vice President and Counsel

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 19th day of February, 2004.



                             New England Life Insurance Company



                             By:      /s/ Marie C. Swift
                                ----------------------------------------
                                          Marie C. Swift, Esq.
                                          Vice President and General Counsel



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities indicated, on February 19, 2004.



                           *                                    Chairman, President and Chief Executive
--------------------------------------------                    Officer
C. Robert Henrikson



/s/ Robert C. Dill                                              Vice President and Assistant Controller
--------------------------------------------                    (Principal Accounting Officer)
Robert C. Dill

                           *                                    Director
--------------------------------------------
Eileen McDonnell

                           *                                    Director
--------------------------------------------
Stewart G. Nagler

                           *                                    Director
--------------------------------------------
Catherine A. Rein

                           *                                    Director
--------------------------------------------
Stanley J. Talbi

                           *                                    Director
--------------------------------------------
Lisa M. Weber

                           *                                    Director
--------------------------------------------
William J. Wheeler

                           *                                    Senior Vice President and Treasurer
--------------------------------------------                    (Principal Financial Officer)
Anthony J. Williamson


                                                     By:      /s/ John E. Connolly, Jr.
                                                         -------------------------------
                                                                  John E. Connolly, Jr., Esq.
                                                                  Attorney-in-fact



* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 6 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, on September 5, 2003 and with Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, on December 13, 2002.